UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2026

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ProText Mobility, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-31590	11-3621755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One West Las Olas Blvd., Ste 500

Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices) (Zip Code)

(+27) 72 889 2581

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Explanatory Note Regarding Voluntary Retroactive Filing

This Current Report on Form 8-K is being filed voluntarily by ProText Mobility, Inc. (OTC PINK: TXTM) (the “Company”) pursuant to Item 8.01 of Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is a former SEC reporting company (CIK No. 0001163573, Commission File No. 001-31590) that is voluntarily submitting this and other Form 8-K filings to introduce into the public record on the SEC’s EDGAR system certain press releases and corporate disclosures previously disseminated through the OTC Disclosure & News Service and other recognized news distribution channels. These voluntary filings are being made as part of the Company’s ongoing efforts to enhance transparency, strengthen its public disclosure practices, and prepare for a potential uplisting to a national securities exchange. The press release attached hereto as Exhibit 99.1 was originally published and publicly disseminated on 03/13/2026. This Form 8-K is being filed on a retroactive, voluntary basis and the Company does not by this filing assume any obligation to file current reports under Section 13 or 15(d) of the Exchange Act beyond what may otherwise be required by applicable law.

Filing Status

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being deemed “filed” for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, to the extent not superseded by information contained in any such subsequent filing.

On 03/13/2026, the Company issued a press release providing a comprehensive shareholder update on strategic developments including ongoing discretionary stock purchases by the President and Chairman, strategic liquidity arrangements with BNY Mellon, Standard Bank, Absa, and Melville Douglas, tokenization of real-world assets, IFRS financial reporting progress, and the Company’s uplisting plans. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated 03/13/2026 — ProText Mobility Inc. Updates Shareholders on Strategic Developments, Liquidity, and Stock Purchases
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProText Mobility, Inc.

Date: April 13, 2026	By:	/s/ Dylon Du Plooy
Dylon Du Plooy
Chief Executive Officer